Sandler O’Neill & Partners, L.P.
Sandler
Sandler
O’Neill & Partners, L.P.
O’Neill & Partners, L.P.
November 17, 2005
November 17, 2005
November 17, 2005
2005 Financial Services Conference
2005 Financial Services Conference
Exhibit 99.1

Certain statements contained herein are "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.
Such forward-looking statements may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as "may," "will," "believe," "expect," "estimate,"
"anticipate," "continue," or similar terms or variations on those terms, or the negative of those terms. Forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to, those related to the economic environment, particularly in the market areas in which
Provident Financial Services, Inc. (the “Company”) operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity.
The Company wishes to caution readers not to place undue reliance on any such forward-
looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not undertake and specifically declines any obligation to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.
Forward Looking Statement
Forward Looking Statement
Forward Looking Statement

Company Profile at 9/30/05
Company Profile at 9/30/05
Company Profile at 9/30/05
•
•
NYSE Symbol: PFS
NYSE Symbol: PFS
•
•
Market Capitalization: $1.26 billion
Market Capitalization: $1.26 billion
•
•
Assets: $6.18 billion
Assets: $6.18 billion
•
•
Headquarters: Jersey City, New Jersey
Headquarters: Jersey City, New Jersey
–
–
a burgeoning economy contiguous to
a burgeoning economy contiguous to
New York City
New York City
•
•
Number of Branches: 76
Number of Branches: 76
–
–
throughout 10 counties in northern and
throughout 10 counties in northern and
central New Jersey
central New Jersey

Company History
Company History
Company History
•
•
Founded: February, 1839
Founded: February, 1839
–
oldest bank chartered in New Jersey
•
•
IPO (Full Conversion): January, 2003
IPO (Full Conversion): January, 2003
–
raised $587 million in net new capital
•
•
Acquired First Sentinel Bancorp, Inc.
Acquired First Sentinel Bancorp, Inc.
(Assets: $2.2 billion): Closed July, 2004
(Assets: $2.2 billion): Closed July, 2004
–
cash and stock transaction valued at
$642 million

Company Strengths
Company Strengths
Company Strengths
•
• Solid Franchise in Strong Markets
Solid Franchise in Strong Markets
•
• Sufficient Capital for Strategic Deployment
Sufficient Capital for Strategic Deployment
•
• Disciplined Approach to Expansion
Disciplined Approach to Expansion
•
• Focus on Core Competencies
Focus on Core Competencies
•
• Commitment to Risk Management
Commitment to Risk Management
– Interest Rate
– Asset Quality
– Compliance

Significant Presence in Strong Markets
Significant Presence in Strong Markets
Significant Presence in Strong Markets
•
•
8th largest share of New Jersey deposit market*
8th largest share of New Jersey deposit market*
•
•
4th largest of any bank headquartered in-state*
4th largest of any bank headquartered in-state*
– *(excludes institutional/brokerage deposits)
Source: FDIC Summary of Deposits as of 6/30/05
•
•
2005 Median Household Income
2005 Median Household Income
– Provident’s
10-County Market Area = $62,512
– National Aggregate = $49,747
Source: SNL Financial

Sussex
Warren
Morris
Passaic
Bergen
Rockland
Westchester
Bronx
Essex
New York
Queens
Kings
Union
Richmond
Hunterdon
Somerset
Middlesex
Monmouth
Mercer
Bucks
Burlington
Ocean
Copyright (C) 2005 SNL Financial LC. All rights reserved
0
18.7mi

PROVIDENT FINANCIAL SERVICES, INC.

7 76 Branches as of 9/30/05 76 Branches as of 9/30/05 76 Branches as of 9/30/05 Source: SNL Financial

Financial Highlights
Financial Highlights
Financial Highlights
(Dollars in thousands)
INCOME STATEMENT: 9/30/05 9/30/04 Change
Net income $43,728 $32,218 35.73%
Diluted earnings per share $0.65 $0.54 20.37%
Return on equity 5.28% 4.84% 9.09%
Return on assets 0.93% 0.88% 5.68%
Net interest margin 3.35% 3.41% -1.76%
Efficiency ratio 59.34% 63.84% -7.05%
Nine Months Ended

(Dollars in millions)
BALANCE SHEET:
9/30/05 12/31/04
Change
Total assets $6,176 $6,433 -4.00%
Total loans $3,682 $3,707 -0.67%
Total deposits $3,964 $4,050 -2.12%
Total investments $1,635 $1,900 -13.95%
Total borrowings $1,048 $1,193 -12.15%
Financial Highlights
Financial Highlights
Financial Highlights

ASSET QUALITY: 9/30/05 9/30/04
Non-performing loans to
total loans 0.18% 0.13%
Non-performing assets to
total assets 0.11% 0.08%
Allowance for loan losses
to total loans 0.89% 0.90%
Financial Highlights
Financial Highlights
Financial Highlights

Strategic Objectives
Strategic Objectives
Strategic Objectives
•
• Optimize Net Interest Margin
Optimize Net Interest Margin
– Maintain Low-Cost Funding Base
– Optimize % of Core Deposits
– Optimize Loans as % of Assets
•
• Improve Operating Efficiency
Improve Operating Efficiency
•
• Disciplined Deployment of Capital
Disciplined Deployment of Capital
– Stock Repurchase
– Dividends
– Explore M & A Opportunities

12/31/04
CD's> $100K
6%
Other Time
Deposits
28%
Interest DDA
12%
Non-Interest
DDA
12%
Savings /
MMA
42%
Striving to Maintain Low Cost Funding Base
Striving to Maintain Low Cost Funding Base
Striving to Maintain Low Cost Funding Base
Cost of Interest-Bearing Liabilities
(Trailing 5 Quarters)
2.13%
1.97%
1.88%
1.79%
1.70%
0.00%
1.00%
2.00%
3.00%
3Q04 4Q04 1Q05 2Q05 3Q05
9/30/05
CD's>$100K
7%
Other Time
Deposits
28%
Interest DDA
14%
Non-Interest
DDA
12%
Savings/MMA
39%

12/31/04
Residential
Mortgage
50%
Consumer
14%
Construction
6%
Commercial
R.E.
21%
C & I
9%
9/30/05
Commercial
R.E.
20%
Construction
6%
C & I
10%
Consumer
15%
Residential
Mortgage
49%
Striving to Optimize Loan Portfolio
Striving to Optimize Loan Portfolio
(Trailing 5 Quarters)
67.74%
66.68%
65.80%
65.06%
62.58%
60.00%
62.00%
64.00%
66.00%
68.00%
70.00%
3Q04 4Q04 1Q05 2Q05 3Q05
Average Loans as a percentage of Average Earning Assets

Optimizing Net Interest Margin
Optimizing Net Interest Margin
Optimizing Net Interest Margin
3.40%
3.35%
3.24%
3.31%
3.34%
3.38%
3.38%
3.43%
3.15%
3.14%
3.10%
3.15%
3.20%
3.25%
3.30%
3.35%
3.40%
3.45%
3Q04 4Q04 1Q05 2Q05 3Q05
PFS SNL Bank & Thrift Index
Minimizing Compression Above Industry Trends
Minimizing Compression Above Industry Trends
*
*
*Source: SNL Financial *Source: SNL Financial

Efficiency Ratio
(Trailing 5 Quarters)
62.08%
57.06%
58.52%
62.29%
58.83%
55.00%
57.00%
59.00%
61.00%
63.00%
65.00%
3Q04 4Q04 1Q05 2Q05 3Q05
Non-Interest Expense / Average Assets
(Trailing 5 Quarters)
2.12%
1.93%
1.99%
2.21%
1.98%
1.85%
1.92%
1.99%
2.06%
2.13%
2.20%
2.27%
* includes
$1.4 million
(pre-tax)
Voluntary
Retirement
Initiative
Positive Trend in Cost Management Contributes
to Positive Trend in Operating Efficiency
Positive Trend in Cost Management Contributes
Positive Trend in Cost Management Contributes
to Positive Trend in Operating Efficiency
to Positive Trend in Operating Efficiency
*
*

Earnings Performance
(Trailing 5 Quarters)
$0.23
$0.21
$0.22
$0.24
$0.19
$0
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
$16,000
$18,000
3Q04 4Q04 1Q05 2Q05 3Q05
$0.00
$0.05
$0.10
$0.15
$0.20
$0.25
Earnings EPS (diluted)
and Plays an Increasing Role in
Earnings Momentum
and Plays an Increasing Role in
and Plays an Increasing Role in
Earnings Momentum
Earnings Momentum

Disciplined Capital Management
to Build Stockholder Value
Disciplined Capital Management
Disciplined Capital Management
to Build Stockholder Value
to Build Stockholder Value
•
• Stock Repurchase
Stock Repurchase
– Completed first program 4th Quarter 2004;
• approximately 4.0 million shares repurchased
– Completed second program 3rd Quarter 2005;
• approximately 3.7 million shares purchased
– Third program authorized July, 2005;
• approximately 3.6 million shares authorized for repurchase
• approximately 2.7 million shares left for repurchase as of
September 30, 2005
–
10.8% of issued and outstanding shares
repurchased January, 2004 through September, 2005

Disciplined Capital Management
Disciplined Capital Management
-
-
Dividends
Dividends
$0.04
$0.05
$0.06
$0.07
$0.08
$0.09
$0.00
$0.02
$0.04
$0.06
$0.08
$0.10
Apr-03 July-03 Jan-04 Jan-05 Apr-05 Oct-05
Cash Dividend Declared
Current Dividend Yield = 2.05% (based on 10/31/05 share price of $17.60)
•
• Stockholder Value returned via steady
Stockholder Value returned via steady
Cash Dividend Increases
Cash Dividend Increases

Disciplined Capital Management
- Expansion
Disciplined Capital Management
Disciplined Capital Management
-
-
Expansion
Expansion
•
• Continue to seek out acquisition opportunities
Continue to seek out acquisition opportunities
– Must add long-term stockholder value
– Focus on existing footprint and contiguous markets
– Remain rational in evaluating opportunities
•
• Cautious approach to De Novo branching
Cautious approach to De Novo branching
– Not paying up for overpriced real estate
– New locations must meet minimum growth and profit
standards within 3 years

Investors
Financial Performance
Which will be
Driven by
Customers
seek
Customer-Centricity
Employees
seek
Which will be
Driven by
Focused & Rewarded
Workforce
Our Business Philosophy
Our Business Philosophy
Our Business Philosophy
seek